Execution version

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
DATED JANUARY 31, 2020

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020, (this “Fourth Amendment”) is entered into as of this 31st day of December, 2022 (the “Effective Date”), by and among Gerber Finance Inc., a New York corporation (“Lender”) Star Real Estate Holdings USA, Inc., a Delaware corporation, 300 Park Street, LLC, a Delaware limited liability company, 947 Waterford Road, LLC, a Delaware limited liability company, and 56 Mechanic Falls Road, LLC, a Delaware limited liability company (individually, “Initial Borrower”) and, collectively, if more than one, the “Initial Borrowers”), and together with each other Person which, on or subsequent to the Closing Date, agrees in writing to become a “Borrower” hereunder, herein called, individually, a “Borrower” and, collectively, the “Borrowers,” and pending the inclusion by written agreement of any other such Person, besides each Initial Borrower, as a “Borrower” hereunder, all references herein to “Borrowers,” “each Borrower,” the “applicable Borrower,” “such Borrower” or any similar variations thereof (whether singular or plural) shall all mean and refer to the Initial Borrower or each one of them collectively) and, ATRM Holdings, Inc., a Minnesota corporation, EdgeBuilder, Inc., a Delaware Corporation, Glenbrook Building Supply, Inc., a Delaware corporation, KBS Builders, Inc., a Delaware corporation, and Star Equity Holdings, Inc., a Delaware corporation formerly known as Digirad Corporation, a Delaware corporation (individually or collectively, as the context may require, “Guarantor”).

RECITALS

A.Lender and Borrowers entered into a Loan and Security Agreement dated as of
January 31, 2020, as amended by (i) First Amendment to Loan and Security Agreement dated February 20, 2020, (ii) Second Amendment to Loan and Security Agreement dated April 30, 2020, and (iii) Third Amendment to Loan and Security Agreement dated February 26, 2021 (as further amended, modified, restated or supplemented from time to time, the “Loan Agreement”).

B.The Loans are secured by, among other things, Guarantor’s guaranty by its execution of the Loan Agreement as a Corporate Credit Party (“Guaranty”).

C.ATRM Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

D.Lone Star Co-Invest I, LP has executed an Amended and Restated Subordination Agreement dated January 31, 2020; Lone Star Value Management, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020; each is no longer a Subordinated Lender as defined in the Loan Agreement and their respective Subordination Agreements have been cancelled and replaced by an Amended and Restated Subordination Agreement dated July 30, 2021 executed by Star Equity Holdings, Inc., which has retired the underlying debt or otherwise agreed to replace Lone Star Co-Invest I, LP and Lone Star Value Management, LLC as a Subordinated Lender.

E.Star Procurement, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

F.Star Equity Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated July 30, 2021, and is a Subordinated Lender as defined in the Loan Agreement.

G.Star Real Estate Holdings USA, Inc. has executed a Subordination Agreement dated July 30, 2021 and is a Subordinated Lender as defined in the Loan Agreement.

H.The parties wish to clarify their rights and duties to one another as set forth in the Credit Documents.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, in consideration of the Recitals above which are incorporated into and made a part of this Fourth Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.    Lender, Borrowers and Guarantor reaffirm consent and agree to all of the terms and conditions of the Credit Documents defined in the Loan Agreement as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Fourth Amendment.

2.    In the case of any ambiguity or inconsistency between the Credit Documents and this Fourth Amendment, the language and interpretation of this Fourth Amendment is to be deemed binding and paramount.

3.    The Credit Documents (and any exhibits thereto) are hereby amended as follows:

As to the Loan Agreement:

(a)The following Definitions in Section 1.1 are hereby amended and restated to read as follows:

“Credit Documents” means this Agreement, the Note, each Guaranty, each Pledge and Security Agreement, each Securities Account Control Agreement, each Power of Attorney, each Mortgage, each Subordination Agreement, each Intercreditor Agreement, and all other documents, instruments and agreements now or hereafter executed and/or delivered in connection herewith, therewith, or any of the Obligations and/or as any or all of the foregoing documents, instruments, and agreements may now or hereafter be amended.

“Maturity Date” means the earlier of (a) January 31, 2025 or (b) the date that any Borrower of any Obligations elects to prepay any Obligations on a date earlier than when due, or pay when due.”

“Subordinated Lender” means collectively, any Person who enters into a Subordination Agreement with Lender with respect to amounts owed by any Credit Party to such Subordinated Lender, including but not limited to ATRM Holdings, Inc., Star Procurement, LLC, Star Equity Holdings, Inc., and Star Real Estate Holdings USA, Inc.”

(b)The last sentence of Section 3.1 is hereby deleted and replaced with the following:

“Borrowers may elect to prepay all of the Credit Advance in accordance with the provisions of Section 11.1 of the Loan Agreement, at which date all of the Obligations owed Lender by Borrower under this Agreement and all Obligations owned Lender under the EBGL Credit Facility, in full and all fees, expenses payable in connection therewith, shall be similarly and simultaneously due and payable.”

(c)Section 11.1 is hereby amended and restated to read as follows:

11.1    Term of Agreement. Any obligation of Lender to make Loans and extend their financial accommodations under this Agreement or any Credit Document shall continue in full force and effect until the expiration of the Term. The termination of the Agreement shall not affect any of Lender’s rights hereunder or any Credit Document and the provisions hereof and thereof shall continue to be fully operative until all transactions entered into, rights or interests created and the Obligations have been disposed of, concluded or liquidated. Notwithstanding the foregoing, Lender shall release its security interests at any time after sixty (60) days notice and upon payment to it of all Obligations if each Credit Party shall have (i) provided Lender with an executed release of any and all claims which Credit Parties may have or thereafter have under this Agreement and/or any Credit Document and (ii) paid to Lender an amount equal to (A) the monthly interest on the Minimum Average Monthly Loan Amount calculated based on the interest rate in effect on the date of such payment multiplied by (B) the difference between (I) the number of full months from the Closing Date until the Maturity Date and (II) the number of full months which have elapsed from the Closing Date until the payment of the fee hereunder. In addition, Borrowers shall pay to Lender the Collateral Monitoring Fee for each month from the date of repayment until the Maturity Date (collectively “Termination Fees”). These fees shall also be due and payable to Lender upon termination of this Agreement by Lender after the occurrence of an Event of Default. Alternatively, in lieu of any Termination Fees, a termination fee of One Hundred Thousand ($100,000.00) Dollars (“Collective Termination Fee(s)”) shall be due and payable collectively by all Borrowers on the Obligations simultaneously with the foregoing if any of the Obligations becomes due and payable or is otherwise paid for any reason before June 30, 2023. The Collective Termination Fee shall also be due and payable on June 30, 2023; but upon such payment none of the other fees which would be payable upon termination as provided in Section 11.1 shall be due and payable. The Collective Termination Fee is not due and payable at any other times."

4.    Capitalized terms used in this Fourth Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.

5.    The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Fourth Amendment.

6.    Each of Borrowers, Guarantor and the Credit Parties on behalf of itself and its affiliates, heirs, successors and assigns (collectively, “Releasing Parties”), hereby releases and forever discharges Lender, any trustee of the Loans, any servicer of the Loans, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which such Releasing Party has or had prior to and including the date hereof relating in any manner whatsoever to matters arising out of: (a) the Loans, including, without limitation, its funding, administration and servicing; (b) the Credit Documents; or (c) any reserve and/or escrow balances held by Lender or any servicers of the Loans.

7.    Borrowers, Guarantor and the Credit Parties, jointly and severally, agree to reimburse, defend, indemnify and hold Lender harmless from and against any and all liabilities, claims, damages,

penalties, reasonable expenditures, losses or charges (including, but not limited to, all reasonable legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent conduct of Borrowers, Guarantor or any Credit Party in connection with the Credit Documents or of any breach of any of the representations or warranties made in any material respect.

8.    This Fourth Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Fourth Amendment is not assignable by a Borrower or Guarantor without the prior written consent of Lender.

9.    To the extent that any provision of this Fourth Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Fourth Amendment invalid or unenforceable. This Fourth Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

10.    This Fourth Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Fourth Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Fourth Amendment is deemed to be part of and integrated into the Credit Documents.

11.    THIS FOURTH AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

12.    The parties to this Fourth Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Fourth Amendment, the enforceability and interpretation of the terms contained in this Fourth Amendment and the consummation of the transactions and matters covered by this Fourth Amendment.

13.    Borrowers agree to pay all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Fourth Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof.

14.    This Fourth Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Fourth Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Fourth Amendment. Any party delivering an executed counterpart of this Fourth Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Fourth Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Fourth Amendment.

15.    BORROWERS, GUARANTOR, EACH OF THE CREDIT PARTIES AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS FOURTH AMENDMENT, THE CREDIT DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be executed as of the Effective Date.

LENDER:

eCAPITAL ASSET BASED LENDING CORP., formerly known as GERBER FINANCE, INC.

By:    /s/ ELENA GOYNATSKY
    Name: Elena Goynatsky
    Title: Senior Vice President

BORROWER:

STAR REAL ESTATE HOLDINGS USA, INC.

By:    /s/ DAVID J. NOBLE
    Name: David J. Noble
    Title: President and Chief Executive Officer

300 PARK STREET, LLC

By:/s/ DAVID J. NOBLE
    Name: David J. Noble
    Title: President and Chief Executive Officer

947 WATERFORD ROAD, LLC

By:/s/ DAVID J. NOBLE
    Name: David J. Noble
    Title: President and Chief Executive Officer

56 MECHANIC FALLS ROAD, LLC

By:/s/ DAVID J. NOBLE
    Name: David J. Noble
    Title: President and Chief Executive Officer

[Signatures to Fourth Amendment to Loan and Security Agreement
dated January 31, 2020 --signatures continued on following page]

(signatures continued from previous page)
GUARANTOR:

ATRM HOLDINGS, INC.

By:/s/ DAVID J. NOBLE
    Name: David J. Noble
    Title: President

EDGEBUILDER, INC.

By:/s/ RON SCHUMACHER
    Name: Ron Schumacher
    Title: Executive Chairman

GLENBROOK BUILDING SUPPLY, INC.

By:/s/ RON SCHUMACHER
    Name: Ron Schumacher
    Title: Executive Chairman

KBS BUILDERS, INC.

By:/s/ THATCHER BUTCHER
    Name: Thatcher Butcher
    Title: President

STAR EQUITY HOLDINGS, INC.

By:/s/ RICHARD K. COLEMAN
    Name: Richard K. Coleman
    Title: Chief Executive Officer

[End of Signatures to Fourth Amendment to Loan and Security Agreement dated January 31, 2020]

CONSENTS TO FOURTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020

We hereby consent and agree to the attached terms of the Fourth Amendment to Loan and Security Agreement dated January 31, 2020.

ATRM HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:     /s/ DAVID J. NOBLE
    Name: David J. Noble
    Title:     President

STAR PROCUREMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By:     /s/ DAVID J. NOBLE
    Name: David Noble
    Title: Manager

STAR EQUITY HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated July 30, 2021)

By:     /s/ RICHARD K. COLEMAN
    Name: Richard K. Coleman
    Title: Chief Executive Officer

STAR REAL ESTATE HOLDINGS USA, INC.
(As Creditor pursuant to Subordination Agreement dated July 30, 2021)

By:    /s/ DAVID J. NOBLE
    Name: David J. Noble
    Title: President and Chief Executive Officer

[Signature Page to Consents to Fourth Amendment to Loan and Security Agreement Dated January 31, 2020]